EXHIBIT 99.2
------------






JONES LANG LASALLE
Real value in a changing world



                           SUPPLEMENTAL INFORMATION
                       THIRD QUARTER 2009 EARNINGS CALL


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JONES LANG LASALLE - PAGE - 2:



             RECONCILIATION OF GAAP TO ADJUSTED NET INCOME (LOSS)

($ in millions except Shares and per share data)



                            Three Months Ended       Nine Months Ended
                               September 30,           September 30,
                           --------------------    --------------------
                             2009        2008        2009        2008
                           --------    --------    --------    --------

GAAP Net Income (Loss)     $   19.8    $   15.0    $  (56.1)   $   42.4
Shares (in 000's)            43,300      35,036      37,432      33,966
                           --------    --------    --------    --------
GAAP Earnings (Loss)
  per share                $   0.46    $   0.43    $  (1.50)   $   1.25
                           ========    ========    ========    ========


GAAP Net Income (Loss)     $   19.8    $   15.0    $  (56.1)   $   42.4
Restructuring, net of tax       3.6         7.8        31.1         7.7
Non-cash co-investment
  charges, net of tax           3.2         0.2        40.4         0.6
                           --------    --------    --------    --------
Adjusted Net Income        $   26.6    $   23.0    $   15.4    $   50.7
                           ========    ========    ========    ========

Shares (in 000's)            43,300      35,036      38,880      33,966
                           --------    --------    --------    --------
Adjusted Earnings
  per share                $   0.61    $   0.66    $   0.40    $   1.49
                           ========    ========    ========    ========



Note: Basic shares outstanding are used in the calculation of year-to-date
      2009 GAAP EPS as the use of dilutive shares outstanding would cause that EPS calculation to be anti-dilutive.






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JONES LANG LASALLE - PAGE - 3:



                     Q3 2009 ADJUSTED EBITDA* PERFORMANCE


($ in millions)

[ Graphics indicating ]




                                         2008        2009
                                       --------    --------

            Americas                   $   33.7    $   38.9

            EMEA                       $   13.9    $    1.4

            Asia Pacific               $    3.6    $   10.4

            LIM                        $   21.6    $   15.6

            Consolidated               $   72.6    $   66.2



  * Refer to page 17 for Reconciliation of GAAP Net Income to EBITDA and adjusted EBITDA for the three months ended September 30, 2009 and 2008 for details relative to these adjusted EBITDA calculations. Segment adjusted EBITDA is calculated by adding the segment's Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges. Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests.






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JONES LANG LASALLE - PAGE - 4:



                          Q3 2009 REVENUE PERFORMANCE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                    2008        2009      (Decrease)     Currency
                   ------      ------     ----------    ----------

Americas           $254.1      $238.8           (6%)          n/a

EMEA               $208.6      $154.2          (26%)         (19%)

Asia Pacific       $132.5      $136.4            3%            5%

LIM                $ 81.2      $ 60.9          (25%)         (22%)

Consolidated       $677.1      $595.3          (12%)          (9%)



Note: Equity losses of $0.7M in 2008 and $5.0M in 2009 are included in segment results, however, are excluded from Consolidated totals.






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JONES LANG LASALLE - PAGE - 5:



                  Q3 2009 CAPITAL MARKETS AND HOTELS REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                    2008        2009      (Decrease)     Currency
                   ------      ------     ----------    ----------

Americas           $ 21.3      $  8.1          (62%)          n/a

EMEA               $ 45.5      $ 30.2          (34%)         (26%)

Asia Pacific       $ 14.3      $ 14.9            4%            8%

Consolidated       $ 81.1      $ 53.2          (34%)         (30%)






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JONES LANG LASALLE - PAGE - 6:



                            Q3 2009 LEASING REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                    2008        2009      (Decrease)     Currency
                   ------      ------     ----------    ----------

Americas           $ 97.5      $120.2           23%           n/a

EMEA               $ 63.0      $ 36.0          (43%)         (37%)

Asia Pacific       $ 32.6      $ 25.7          (21%)         (19%)

Consolidated       $193.1      $181.9           (6%)          (4%)






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JONES LANG LASALLE - PAGE - 7:



                      Q3 2009 MANAGEMENT SERVICES REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                               Increase
                                                  2008-09     (Decrease)
                                                 Increase      in Local
                          2008        2009      (Decrease)     Currency
                         ------      ------     ----------    ----------

Property Management,
  Facility Management
  and Other              $141.0      $164.3           17%           18%

Project & Development
  Services               $ 91.2      $ 68.1          (25%)         (23%)

Management Services      $232.2      $232.4            0%            2%






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JONES LANG LASALLE - PAGE - 8:



                 Q3 2009 LASALLE INVESTMENT MANAGEMENT REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                               Increase
                                                  2008-09     (Decrease)
                                                 Increase      in Local
                          2008        2009      (Decrease)     Currency
                         ------      ------     ----------    ----------

Advisory Fees            $ 70.9      $ 61.2          (14%)         (10%)

Transaction &
  Incentive Fees         $ 10.4      $  4.7          (55%)         (55%)

Equity Losses            $ (0.1)     $ (5.0)          n.m.          n.m.

Consolidated             $ 81.2      $ 60.9          (25%)         (22%)



Notes:

  . LIM Q3 2008 non-cash co-investment charges of $0.3M included in Equity Losses

  . LIM Q3 2009 non-cash co-investment charges of $3.7M included in Equity Losses

  .   n.m. - not meaningful






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JONES LANG LASALLE - PAGE - 9:



               AGGRESSIVE ACTIONS IMPROVE BALANCE SHEET POSITION

     Reduced spending and strong cash generation drive net debt repayment


($ in millions)
                                      2009                 2008
                                    --------      ----------------------
                                    Jan-Sept      Jan-Sept       Oct-Dec
                                    --------      --------      --------

Net Cash from/(used in) Operations   $   44        $ (113)       $  146

Primary Uses of Cash
--------------------
    Capital Expenses (1)                (31)          (72)          (32)
    Acquisitions & Deferred
      Payment Obligations               (15)         (283)          (66)
    Co-Investment                       (26)          (37)           (5)
    Dividends                            (4)          (17)           (9)
                                     ------        ------        ------

Net Cash Outflows                       (76)         (409)         (112)

    Net Share Issuance &
      Other Financing                   192             4            19
                                     ------        ------        ------

Net Debt Repayment/(Borrowing)       $  160        $ (518)       $   53
                                     ======        ======        ======


------------------------------      -------------------------------------
                                    KEY COVENANT RATIOS
INVESTMENT GRADE RATED              as of September 30, 2009
----------------------              ------------------------

Moody's:                            LEVERAGE RATIO                2.19x
    Baa2 (Stable Outlook)           Maximum                       3.75x

S&P:                                INTEREST COVERAGE RATIO       3.28x
    BBB- (Stable Outlook)           Minimum                       2.00x

------------------------------      -------------------------------------



  (1) 2009 YTD capital expenditures net of tenant improvement allowances received were $23 million.





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JONES LANG LASALLE - PAGE - 10:



                                   APPENDIX






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JONES LANG LASALLE - PAGE - 11:



                     YTD 2009 ADJUSTED EBITDA* PERFORMANCE


($ in millions)

[ Graphics indicating ]




                                          2008        2009
                                         ------      ------

            Americas                     $ 59.0      $ 81.6

            EMEA                         $ 22.1      $ (9.4)

            Asia Pacific                 $  6.8      $ 15.4

            LIM                          $ 64.8      $ 39.5

            Consolidated                 $149.9      $126.4



  * Refer to page 17 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the nine months ended September 30, 2009 and 2008 for details relative to these adjusted EBITDA calculations. Segment adjusted EBITDA is calculated by adding the segment's Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges. Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.






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JONES LANG LASALLE - PAGE - 12:



                         YTD 2009 REVENUE PERFORMANCE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                   2008        2009       (Decrease)     Currency
                 --------    --------     ----------    ----------

Americas         $  617.8    $  687.0           11%           n/a

EMEA             $  627.7    $  417.9          (33%)         (22%)

Asia Pacific     $  391.8    $  360.5           (8%)          (1%)

LIM              $  261.3    $  144.1          (45%)         (39%)

Consolidated     $1,900.5    $1,665.7          (12%)          (6%)




Note: Equity losses of $1.9M in 2008 and $56.2M in 2009 are included in segment results, however, are excluded from Consolidated totals.






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JONES LANG LASALLE - PAGE - 13:



                  YTD 2009 CAPITAL MARKETS AND HOTELS REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                    2008        2009      (Decrease)     Currency
                   ------      ------     ----------    ----------

Americas           $ 46.4      $ 21.1          (55%)          n/a

EMEA               $137.8      $ 68.6          (50%)         (42%)

Asia Pacific       $ 36.6      $ 29.5          (19%)         (10%)

Consolidated       $220.8      $119.2          (46%)         (39%)






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JONES LANG LASALLE - PAGE - 14:



                           YTD 2009 LEASING REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                         Increase
                                            2008-09     (Decrease)
                                           Increase      in Local
                    2008        2009      (Decrease)     Currency
                   ------      ------     ----------    ----------

Americas           $214.6      $327.4           53%           n/a

EMEA               $172.6      $102.2          (41%)         (31%)

Asia Pacific       $ 95.7      $ 66.9          (30%)         (25%)

Consolidated       $482.9      $496.5            3%            7%






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JONES LANG LASALLE - PAGE - 15:



                     YTD 2009 MANAGEMENT SERVICES REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                               Increase
                                                  2008-09     (Decrease)
                                                 Increase      in Local
                          2008        2009      (Decrease)     Currency
                         ------      ------     ----------    ----------

Property Management,
  Facility Management
  and Other              $395.4      $452.7           14%           20%

Project & Development
  Services               $252.2      $205.1          (19%)         (13%)

Management Services      $647.6      $657.8            2%            7%






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JONES LANG LASALLE - PAGE - 16:



                YTD 2009 LASALLE INVESTMENT MANAGEMENT REVENUE


($ in millions; "LC" = Local Currency)

[ Graphics indicating ]


                                                               Increase
                                                  2008-09     (Decrease)
                                                 Increase      in Local
                          2008        2009      (Decrease)     Currency
                         ------      ------     ----------    ----------

Advisory Fees            $215.6      $180.1          (16%)         (10%)

Transaction &
  Incentive Fees         $ 47.0      $ 15.7          (67%)         (64%)

Equity Losses            $ (1.3)     $(51.7)          n.m.          n.m.

Consolidated             $261.3      $144.1          (45%)         (39%)



Notes:

  . LIM YTD 2008 non-cash co-investment charges of $0.9M included in Equity Losses

  . LIM LTD 2009 non-cash co-investment charges of $46.7M included in Equity Losses

  .   n.m. - not meaningful






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JONES LANG LASALLE - PAGE - 17:



                  RECONCILIATION OF GAAP NET INCOME (LOSS) TO
                          EBITDA AND ADJUSTED EBITDA


($ in millions)



                            Three Months Ended       Nine Months Ended
                               September 30,           September 30,
                           --------------------    --------------------
                             2009        2008        2009        2008
                           --------    --------    --------    --------

Net income (loss)          $   19.8    $   15.0    $  (56.1)   $   42.4

Add (deduct):
Interest expense,
  net of interest income       16.3        12.5        43.6        17.2
Provision (Benefit)
  for income taxes              3.5         5.1        (9.8)       15.2
Depreciation and
  amortization                 18.7        29.2        64.6        63.9
                           --------    --------    --------    --------

EBITDA                     $   58.3    $   61.8    $   42.3    $  138.7
                           ========    ========    ========    ========


Non-cash co-investment
  charges                       3.7         0.3        47.5         0.9
Restructuring                   4.2        10.5        36.6        10.3
                           --------    --------    --------    --------

Adjusted EBITDA            $   66.2    $   72.6    $  126.4    $  149.9
                           ========    ========    ========    ========